UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

November 6, 2008

AVANEX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-29175	94-3285348
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

40919 Encyclopedia Circle

Fremont, California 94538

(Address of principal executive offices, including zip code)

(510) 897-4188

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

On November 6, 2008, Avanex Corporation (the “Company”) issued a press release reporting its results for the first fiscal quarter ended September 30, 2008. The press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Non-GAAP Financial Measures

The Company’s press release includes non-GAAP net income (loss) and non-GAAP net income (loss) per share to provide the reader with greater transparency to information used by management in its financial and operational decision-making, to help the reader better understand the Company’s operating results and to provide historical comparability. The Company also believes that when GAAP net income (loss) and GAAP net income (loss) per share are viewed in conjunction with non-GAAP net income (loss) and non-GAAP net income (loss) per share, readers are provided with a more meaningful understanding of the Company’s ongoing operating performance. In addition, management uses these measures for reviewing the Company’s financial results. The primary adjustments from GAAP net income (loss) and GAAP net income (loss) per share that are reflected in the non-GAAP financial measures provided are described in more detail below:

Share-Based Payments. The Company excludes share-based payments to calculate non-GAAP net income (loss) and non-GAAP net income (loss) per share. Financial Accounting Standards Board Statement No. 123 (revised) (“SFAS 123(R)”), “Share-Based Payment,” became effective and was adopted by the Company during the quarter ended September 30, 2005. Under SFAS 123(R), all share-based payments to employees, including grants of employee stock options, are to be expensed in the financial statements based on their fair value determined by applying a fair value measurement method. The Company believes that excluding share-based payments from GAAP net income (loss) and GAAP net income (loss) per share provides investors with historical comparability in its financial reporting, as well as comparability with competitor’s operating results. In addition, the Company believes that excluding share-based payments provides greater transparency when reviewing the current operating performance of the overall business.

Amortization of Intangibles. The Company excludes amortization of intangibles to calculate non-GAAP net income (loss) and non-GAAP net income (loss) per share. The Company’s amortization of intangibles primarily relates to its acquisitions of the optical components businesses of Corning, Alcatel and Vitesse in 2003 and acquisition of certain assets from Essex Corporation in 2007. These adjustments have been excluded because management focuses primarily on the current controllable operating expenses of the business, which excludes amortization. In addition, the Company believes that excluding amortization provides greater transparency when reviewing the current operating performance of the overall business. The Company believes that it is useful to investors to provide non-GAAP measures that are indicative of the Company’s core operating expenses and performance.

Restructuring. The Company also excludes restructuring charges to calculate non-GAAP net income (loss) and non-GAAP net income (loss) per share. Such charges are primarily due to workforce reductions and related costs to enhance the reader’s overall understanding of the continuing operations of the Company, its core current financial performance and its prospects for the future. The Company has incurred substantial acquisition-related restructuring charges as well as restructuring charges resulting from material changes to the Company’s cost structure, which makes historical comparisons difficult. The Company believes that excluding restructuring charges from GAAP net income (loss) and GAAP net income (loss) per share provides investors with historical comparability in its financial reporting as well as comparability with competitor’s operating results.

Gain (Loss) on Disposal of Property and Equipment. The Company also excludes its gain (loss) on the disposal of property and equipment to calculate non-GAAP net income (loss) and non-GAAP net income (loss) per share. From time to time, the Company disposes of property or equipment for an amount greater than book value. These gains have been excluded from the calculation of non-GAAP net income (loss) and non-GAAP net income (loss) per share because such gains do not relate to the Company’s primary business, which is the design, manufacture and marketing of fiber optic-based products. Accordingly, the Company believes that excluding gain on the disposal of property and equipment provides greater transparency when reviewing the current operating performance of its overall business. The Company believes that it is useful to investors to provide non-GAAP measures that are indicative of the Company’s core operating performance. The Company also believes that excluding these gains from GAAP net income (loss) and GAAP net income (loss) per share provides investors with comparability with competitor’s operating results.

Gain from Legal Settlement. The Company excludes its gain on the legal settlement with 3S Photonics to calculate non-GAAP net income (loss) and non-GAAP net income (loss) per share. In June 2008, the Company and 3S Photonics settled their remaining disputes. While neither side admitted liability, the two parties agreed to a settlement that included payables, receivables, and lost profits under the parties’ terminated Global Distribution Agreement, and a release by both parties of all claims asserted against each other. With this resolution, there is no further litigation between the Company and 3S Photonics. These gains (losses) have been excluded from the calculation of non-GAAP net income (loss) and non-GAAP net income (loss) per share because such gains (losses) do not relate to the Company’s primary business, which is the design, manufacture and marketing of fiber optic-based products. Accordingly, the Company believes that excluding gain (loss) on the sale of its subsidiary provides greater transparency when reviewing the current operating performance of its overall business. The Company believes that it is useful to investors to provide non-GAAP measures that are indicative of the Company’s core operating performance. The Company also believes that excluding this gain from GAAP net income (loss) and GAAP net income (loss) per share provides investors with historical comparability in its financial reporting as well as with comparability with competitor’s operating results.

Arbitration Expenses. The Company excludes operating expenses incurred in connection with its arbitration with 3S Photonics to calculate non-GAAP net income (loss) and non-GAAP net income (loss) per share. These expenses have been excluded from the calculation of non-GAAP net income (loss) and non-GAAP net income (loss) per share because management believes the exclusion of such expenses provides investors with historical comparability in its financial reporting as well as with competitor’s operating results.

There are limitations associated with using non-GAAP financial measures because the non-GAAP financial measures are not prepared in accordance with generally accepted accounting principles, exclude certain items that may have a material impact upon our reported financial results and may be different from non-GAAP financial measures used by other companies. Management compensates for these limitations through its review of operating results on a GAAP basis each quarter and by providing GAAP net income (loss) and net income (loss) per share in its earnings release. The presentation of non-GAAP financial information is not meant to be considered in isolation or as a substitute for the directly comparable financial measures prepared in accordance with generally accepted accounting principles in the United States. The non-GAAP financial measures are meant to supplement, and be viewed in conjunction with, GAAP financial measures. Investors should review the information regarding non-GAAP financial measures provided in our press release.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release dated as of November 6, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVANEX CORPORATION

By:	/s/ MARK WEINSWIG

Mark Weinswig Vice President, Finance and Treasurer and Interim Chief Financial Officer

Date: November 6, 2008

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated as of November 6, 2008

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